                                                                     EXHIBIT 23B

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
AT&T Canada Inc.

     We consent to the incorporation by reference in the following AT&T Corp. registration statements of our report to the board of directors dated January 31, 2003, except as to notes 1, 8 and 25, which are as of February 25, 2003, relating to the consolidated balance sheet of AT&T Canada Inc. ("the Company") as of December 31, 2001, and the related consolidated statements of operations and deficit and cash flows for the year then ended, which appears as an exhibit to the AT&T Corp. 2002 Annual Report on Form 10-K:

FORM  REGISTRATION STATEMENT NO.                             DESCRIPTION
----  --------------------------                             -----------
S-3   333-00573                                              Shareholder Dividend Reinvestment and Stock
                                                             Purchase Plan
S-8   333-47257                                              AT&T Long Term Savings and Security Plan
S-8   33-34264, 33-34264-1, 33-29256 and 33-21937            AT&T Long Term Savings Plan for Management
                                                             Employees
S-8   33-39708                                               AT&T Retirement Savings and Profit Sharing Plan
S-8   333-47251                                              Shares Issuable Under the Stock Option Plan of
                                                             the AT&T 1987 Long Term Incentive Program
S-8   33-50819                                               AT&T of Puerto Rico, Inc. Long Term Savings Plan
                                                             for Management Employees
S-8   33-50817                                               AT&T of Puerto Rico, Inc. Long Term Savings and
                                                             Security Plan
S-8   33-54797 (Post-Effective Amendment No. 1)              AT&T 1996 Employee Stock Purchase Plan
S-8   333-47255                                              AT&T Shares for Growth Program
S-8   333-43440 and 33-28665                                 AT&T 1997 Long Term Incentive Program
S-3   33-49589                                               AT&T $2,600,000,000 Notes and Warrants to
                                                             Purchase Notes
S-3   33-59495                                               AT&T $3,000,000,000 Notes and Warrants to
                                                             Purchase Notes
S-4   33-57745                                               AT&T 5,000,000 Common Shares
S-8   33-42150 (Post-Effective Amendment Nos. 1 to Form      NCR Corporation 1989 Stock Compensation Plan
      S-4, (33-42150-01))
S-8   33-42150 (Post-Effective Amendment No. 2 to Form S-4,  NCR Corporation 1984 Stock Compensation Plan
      (33-42150-02))
S-8   33-42150 (Post-Effective Amendment No. 3 to Form S-4,  NCR Corporation 1976 Stock Compensation Plan
      (33-42150-03))
S-8   33-52119 (Post-Effective Amendment No. 1 to Form S-4,  McCaw Cellular Communications, Inc. 1983
      (33-52119-01))                                         Non-Qualified Stock Option Plan
S-8   33-52119 (Post-Effective Amendment No. 2 to Form S-4,  McCaw Cellular Communications, Inc. 1987 Stock
      (33-52119-02))                                         Option Plan
S-8   33-52119 (Post-Effective Amendment No. 3 to Form S-4,  McCaw Cellular Communications, Inc. Equity
      (33-52119-03))                                         Purchase Plan
S-8   33-52119 (Post-Effective Amendment No. 4 to Form S-4,  McCaw Cellular Communications, Inc. 1992 Stock
      (33-52119-04))                                         Purchase Plan for Non-Employee Directors

FORM  REGISTRATION STATEMENT NO.                             DESCRIPTION
----  --------------------------                             -----------
S-8   33-52119 (Post-Effective Amendment No. 5 to Form S-4,  McCaw Cellular Communications, Inc. Employee
      (33-52119-05))                                         Stock Purchase Plan
S-8   33-45302 (Post-Effective Amendment No. 1 to Form S-4,  Teradata Corporation 1987 Incentive and Other
      (33-45302-01))                                         Stock Option Plan
S-8   33-63195                                               AT&T Amended and Restated 1969 Stock Option Plan
                                                             for LIN Broadcasting Corp.
S-8   333-49419 (Post-Effective Amendment No. 1 to Form      Teleport Communications Group Inc. 1993 Stock
      S-4, (333-49419-01))                                   Option Plan
S-8   333-49419 (Post-Effective Amendment No. 2 to Form      Teleport Communications Group Inc. 1996 Equity
      S-4, (333-49419-02))                                   Incentive Plan
S-8   333-49419 (Post-Effective Amendment No. 3 to Form      ACC Corp. Employee Long Term Incentive Plan
      S-4, (333-49419-03))
S-8   333-49419 (Post-Effective Amendment No. 4 to Form      ACC Corp. Non-Employee Directors' Stock Option
      S-4, (333-49419-04))                                   Plan
S-8   333-49419 (Post-Effective Amendment No. 5 to Form      ACC Corp. 1996 UK Sharesave Scheme
      S-4, (333-49419-05))
S-8   333-70279 (Post-Effective Amendments No. 1 to Form     Tele-Communications, Inc. 1998 Incentive Plan
      S-4, (333-70279-01))
                                                             Tele-Communications, Inc. 1996 Incentive Plan
                                                             (Amended and Restated)
                                                             Tele-Communications, Inc. 1995 Employee Stock
                                                             Incentive Plan (Amended and Restated)
                                                             Tele-Communications, Inc. 1994 Stock Incentive
                                                             Plan (Amended and Restated)
                                                             Tele-Communications, Inc. 1994 Nonemployee
                                                             Director Stock Option Plan
                                                             Tele-Communications International, Inc., 1996
                                                             Nonemployee Director Stock Option Plan
                                                             Tele-Communications International, Inc., 1995
                                                             Stock Incentive Plan
S-8   333-70279 (Post-Effective Amendment No. 2 to Form      Liberty Media 401(K) Savings Plan
      S-4, (333-70279-02))                                   TCI 401(K) Stock Plan
S-4   333-75083                                              Vanguard Cellular Systems, Inc.
S-4   333-86019                                              MediaOne Corp.
S-8   333-86019 (Post-Effective Amendment No. 1 to Form S-4  MediaOne Group 1999 Supplemental Stock Plan
      (333-86019-1))                                         Amended MediaOne Group 1994 Stock Plan
S-8   333-86019 (Post-Effective Amendment No. 2 to Form S-4  MediaOne Group 401(K) Savings Plan
      (333-86019-2))
S-8   333-53134                                              AT&T Broadband Deferred Compensation Plan

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

FORM  REGISTRATION STATEMENT NO.                             DESCRIPTION
----  --------------------------                             -----------
S-8   333-61676 and Post-Effective Amendment No.1            AT&T Senior Management Incentive Award Deferral
      (333-61676-1)                                          Plan and AT&T Deferred Compensation Plan for
                                                             Non-Employee Directors
S-3   333-73120 (Amendment Nos. 1, 2 and 3)                  Redemption of TCI Preferred Securities
S-3   333-83174 (which supercedes Form S-3 for the           AT&T Universal Shelf Registration
      $13,080,000 Debt Securities and Warrants to Purchase
      Debt Securities 333-71167)
S-3   333-83174-01 (Amendment No. 1)                         AT&T Universal Shelf Registration

     Our report contains Comments by the Auditors for U.S. Readers on Canada-U.S. Reporting Differences which states that in the United States, reporting standards for auditors require the addition of an explanatory paragraph (following the opinion paragraph) when the financial statements are affected by conditions and events that cast substantial doubt on the Company's ability to continue as a going concern, such as those described in note 1 to the consolidated financial statements. Our report to the board of directors is expressed in accordance with Canadian reporting standards, which do not permit a reference to such conditions and events in the auditors' report when these are adequately disclosed in the financial statements.

     In addition, in the United States, reporting standards for auditors require the addition of an explanatory paragraph (following the opinion paragraph) when there is a change in accounting principles that has a material effect on the comparability of the Company's financial statements, such as the change described in note 2(e) to the consolidated financial statements. Our report to the board of directors is expressed in accordance with Canadian reporting standards, which do not require a reference to such a change in accounting principles in the auditors' report when the change is properly accounted for and adequately disclosed in the financial statements.

                                          KPMG LLP

Toronto, Canada
March 26, 2003

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